Personnel costs	12 Months Ended
Dec. 31, 2021
Employee Benefits [Abstract]
Personnel costs	Personnel costs
Total personnel costs (other than termination benefits, presented in Note D.27.) include the following items:

(€ million)	2021	2020	2019
Salaries	6,625	6,508	6,590
Social security charges (including defined-contribution pension plans)	1,929	1,874	1,949
Stock options and other share-based payment expense	244	274	252
Defined-benefit plans(a)	273	162	168
Other employee benefits	269	261	229
Total	9,340	9,079	9,188
(a) Includes the impact of the April 2021 IFRIC agenda decision on the allocation of benefits to service periods (see Note A.2.1.).

The total number of registered employees was 95,442 as of December 31, 2021, compared with 99,412 as of December 31, 2020 and 100,409 as of December 31, 2019.